Exhibit 23.1

                                 FORM OF CONSENT

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this S-8 registration statement of our report dated October 16, 2000, included in the Company's Form 10-KSB for the year ended August 31, 2000, and to all references to our firm included in this registration statement.


                                        /s/ SEMPLE & COOPER L.L.P.

Phoenix, Arizona
May 23, 2001